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                                                                   EXHIBIT 10.14

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                SUPPLY AGREEMENT

         This Supply Agreement ("Agreement") is entered into between Systron Donner Automotive Division, a division of BEI Technologies, Inc., a Delaware corporation ("SDAD"), and Continental TevEs AG & Co. oHG, a corporation organized under the laws of Germany ("CT"). SDAD and CT may be referred to herein individually as a "party" and collectively as the "parties."

                                    RECITALS

         A. SDAD is a manufacturer of inertial rate sensor products (as defined below, "Rate Sensor Products"). Rate Sensor Products range in complexity (and cost) from basic [*] elements (as defined below, "[*]"), to [*] sensors, to [*] sensors (as defined below, "[*]").

         B. CT develops and markets brake-related systems for use in automobiles and trucks. These systems include as components certain [*] (referred to by the parties as [*]) that CT and SDAD have jointly developed and that SDAD is supplying to CT pursuant to a Development and Supply Agreement dated April 26, 2001 ("2001 Supply Agreement"). Under the 2001 Supply Agreement, [*] in developing the [*] and in acquiring production capacity used by SDAD to supply these [*] to CT.

         C. CT also purchases certain [*] sensors from SDAD pursuant to a Development and Supply Agreement dated May 30, 1997 (as amended, the "1997 Supply Agreement" and together with the 2001 Supply Agreement, the "Existing Supply Agreements").

         D. The parties now desire to modify their existing relationship by transferring to CT [*]. During the transition of production, SDAD would continue to supply CT under the 2001 Supply Agreement with [*] and certain [*] known as [*].

         E. After the transition of production to CT, SDAD would supply CT under this Agreement with components - such as [*] - to be used in the manufacture of [*]. SDAD would also continue to supply [*] under the 2001 Supply Agreement for [*] for the [*] program and [*] sensors under the 1997 Supply Agreement.

         F. In connection with the transfer of production to CT, the parties wish to modify certain of CT's purchase obligations under the 2001 Supply Agreement by [*] to purchase under the 2001 Supply Agreement.

         G. In return for transferring production of [*] from SDAD to CT, the parties desire that CT make a firm commitment (with certain limited exceptions) for [*] to purchase from SDAD [*].

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         H.       In transitioning production to CT, the parties desire that
                  SDAD grant CT a [*] license under SDAD's patents and know how to assemble [*] as well as certain [*], all using components supplied by SDAD.

         I. Because CT has participated - financially and otherwise - in the development of certain SDAD products, the parties desire that SDAD supply its Rate Sensor Products [*], with certain exceptions, in [*] (as defined below).

         J. The parties desire that SDAD grant CT [*] to use certain of SDAD's products for use in [*].

         K. The parties desire that CT purchase from SDAD certain equipment currently used by SDAD in the manufacture of [*] and that CT reimburse SDAD for certain [*] of SDAD and its suppliers incurred under the Existing Supply Agreements and this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Agreement are defined in this Section 1 or in the Section where they are first used.

         1.1 "Affiliate" means, with respect to either party, any Person that directly or indirectly controls, is controlled by or is under common control with that party, where "control" means ownership of [*] or more of the outstanding voting securities (but only as long as such Person meets these requirements).

         1.2      "[*]" means an [*] that is designed by SDAD to drive a [*].

         1.3 "Authorized Fabricator" means a third-party fabricator licensed by SDAD to manufacture SDAD-proprietary [*] (not [*]) and designated by SDAD in accordance with Section 9.3.

         1.4 "[*]" means a rate sensor [*] designed by SDAD under the 2001 Supply Agreement that is [*] and that [*].

         1.5 "[*]" means the use of inertial rate sensors in [*] when either directly linked to brakes or when used in combination with a brake function as in a [*]. [*] do not include [*] sensors that are not directly linked to brakes.

         1.6 "Burden Rate" means that portion of the price of each Product attributable to SDAD's overhead including amortized [*] Costs.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         1.7      "[*].

         1.8 "[*]" means an [*], including rate sensors, for use in motor vehicles. [*] are examples of [*].

         1.9 "[*]" means a particular configuration of [*] designed by SDAD for sale to CT, including [*].

         1.10 "[*]" means a particular configuration of [*] designed by SDAD for sale to CT, including [*].

         1.11     "Competitive Targets" has the meaning assigned to it in
                  Section 7.4(a).

         1.12 "Confidential Information" means, with respect to either party, all confidential and proprietary information of that party, including, without limitation, documents, data, reports, know-how and other information related to the past, current or proposed operations, products, technology, services and business of such party disclosed or otherwise made available by such party to the other party in connection with this Agreement and that the receiving party would reasonably know or expect to be confidential or that is marked with a legend indicating that such information or data is confidential or, for oral information, that is reduced to writing and so marked within thirty (30) days after disclosure.

         1.13 "Effective Date" means the date on which both parties have executed this Agreement.

         1.14     "[*]" or "[*]" means the [*] unit of the [*] which monitors
                  [*].

         1.15 "[*]" or "[*]" constitutes [*] which utilize inertial sensors to [*].

         1.16 "F04" is a release state in development of a product defined as functional samples, purpose is for presentation of function.

         1.17 "F05" is a release state in development of a product defined as close to series production samples, which utilizes final principle and circuit. The purpose is for the check of the principle series suitability of interface and function.

         1.18 "F06" is a release state in development of a product defined as pre-series production samples in the final configuration but not produced on production tooling. The purpose is for unrestricted check of the series suitability and keeping of product specification with customer release.

         1.19 "F07" is a release state in development of a product defined as series production samples in the final configuration and produced on production tooling, purpose is for qualification and limited production volume.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      -3-

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         1.20     "F08" is a release state in production of a product defined as series production deliverables in the final configuration and produced on production tooling, purpose is for series use.

         1.21 "Intellectual Property Rights" means: (a) all patents and other rights throughout the world in useful inventions and ornamental designs that are granted under patent law, including any rights in patent applications or rights to file patent applications; (b) copyrights, moral rights and other related rights throughout the world in works of authorship, including all registrations and applications therefor; and (c) rights throughout the world to proprietary know-how, trade secrets and other confidential information, whether arising by law or contractual obligation of non-disclosure, and all other industrial property rights or other rights covering intangible property recognized in any jurisdiction; provided, however, that Intellectual Property Rights will not include trademarks, service marks, logos, insignias or other proprietary trade descriptions protected by law.

         1.22 "[*]" means cars, vans, SUVs, and trucks not more than [*] in weight. For the avoidance of doubt, Light Vehicles do not include trucks in excess of [*] in weight or [*].

         1.23 "[*]" means an SDAD-proprietary packaged [*] sensor including [*] that is a [*] that is ready to integrate into CT's product [*].

         1.24 "[*]" means, for a particular calendar year, the [*] of Rate Sensor Products that [*], in accordance with Section 3.

         1.25     "[*]" means a packaged, SDAD-proprietary [*] element, [*].

         1.26     "Order" has the meaning assigned to it in Section 4.3.

         1.27 "Person" means any individual, partnership, corporation, limited liability company or other entity or any government or political subdivision, or any agency, department or instrumentality thereof.

         1.28 "Products" means the specific Rate Sensor Products to be supplied by SDAD to CT under this Agreement. The Products to be initially supplied are set forth on Schedule A.

         1.29 "Rate Sensor Product" means [*],[*],[*],[*],[*] and any other product or component family at or below the level of [*] that constitutes or includes a rate sensor.

         1.30     "SDAD Proprietary Know-How" has the meaning assigned to it in
                  Section 9.1.

         1.31 "[*]" means a rate sensor module designed by SDAD under the 2001 Supply Agreement that [*] and that consists of a [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         1.32     "Specifications" means, with respect to a particular Product, the technical specifications provided by SDAD for that Product as agreed to and executed by the parties as of January 31, 2004. Specifications do not include advertising or marketing materials.

         1.33 "Transition Plan" means the transition plan as agreed to and executed by the parties as of January 31, 2004.

2.       STRUCTURE OF RELATIONSHIP.

2.1 SUPPLY. Subject to the terms and conditions of this Agreement, SDAD will supply and CT will purchase the Products for use by CT as components to [*] and other CT products. The parties may from time to time add additional Products to Schedule A by mutual agreement, and [*] any Rate Sensor Products that it makes generally available to SDAD's other customers.

         2.2      [*].

                  (A) Subject to its second source rights under Section 7.4, CT and its Affiliates will purchase from SDAD [*] Rate Sensor Products for use in [*]. Notwithstanding the foregoing, (i) CT may [*] schedule set forth in the Transition Plan; CT will [*] to secure approval from its OEM customers to [*]; and (ii) CT may manufacture [*] in accordance with the Transition Plan using components supplied by SDAD under this Agreement or the Existing Supply Agreements.

                  (B)      [*]

                  (C)      If either party breaches its obligations under this
                           Section 2.2, and such breach is not cured within ninety (90) days after the non-breaching party objects in writing, then the non-breaching party may, in addition to its other remedies that may be available at law or under this Agreement, terminate [*] under this Section 2.2 by giving the breaching party [*] days notice.

         2.3 TRANSITION PLAN. Each party will fulfill its responsibilities under the Transition Plan to transfer current production of [*] under the 2001 Supply Agreement from SDAD to CT. The Transition Plan is hereby incorporated by reference.

                  (A) In accordance with the Transition Plan, CT will assume the following additional responsibilities in connection with the manufacture of [*]:

                           (I) Design of products above the [*] level, upon transfer of final assembly of [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                           (II) Validation above the level of manufacture of SDAD or its subcontractors.

                           (III) Procurement and validation of all components above the level of manufacture of SDAD.

                           (IV) Failure analysis of products assembled by CT down to the level of the part or assembly supplied by SDAD. Upon transfer of production of a [*] in accordance with the Transition Plan, SDAD will have no further obligation or liability under the 2001 Supply Agreement for [*], whether made by CT or SDAD and whether made before or after the transfer or production.

                           (V) Warranty to OEM customers for products assembled by CT.

                           (VI) [*] costs that are incurred as a result of [*] to support the transition of production to CT as shown in the Transition Plan; provided, however, that SDAD shall take any reasonable effort to minimize such cost, to be evaluated and negotiated in advance by the joint project term.

                           (VII) Establishing price to OEM customers for products assembled by CT.

                  (B) In accordance with the Transition Plan, SDAD will maintain the following responsibilities:

                           (I) Manufacture of the [*] for all products and [*].

                           (II)     Design control over [*],[*].

                           (III) Design control and manufacture of [*] prior to transfer of production to CT; upon transfer of final assembly of a [*] to CT, CT will assume design control of same.

                           (IV) SDAD may either manufacture or subcontract manufacturing of [*] and [*] in accordance with the Transition Plan. SDAD will be responsible for the selection and performance of its subcontractors. Subcontractors must be validated through the industry-standard PPAP process. CT may contradict the use of a specific subcontractor subject to the presentation of a valid reason. Such reason is subject to acceptance by SDAD, which acceptance may not be unreasonably withheld.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         2.4      EXISTING AGREEMENTS.

                  (A) The Existing Supply Agreements will remain in effect in accordance with their terms subject to this
                           Section 2.4, with respect to the specific components supplied thereunder. Thus, the 2001 Development and Supply Agreement will continue to govern purchases by CT from SDAD of [*], [*], and [*]. The 1997 Development and Supply Agreement will continue to govern [*] rate sensors in the [*] as specified therein.

                  (B) Notwithstanding the foregoing, the following will apply to the Existing Supply Agreements as of the Effective Date of this Agreement notwithstanding any provision in those agreements to the contrary:

                           (I) CT may fulfill its obligation under [*] of the 2001 Supply Agreement [*] over the term of the 2001 Supply Agreement.

                           (II) Upon transfer of production of a [*] to CT in accordance with the Transition Plan, SDAD will have no further obligation or liability under the 2001 Supply Agreement for [*], documentation, configuration control, or indemnity (including those obligations set forth in Sections [*] of the 2001 Supply Agreement) of such [*] as manufactured by CT.

                  (C) In the event of any conflict or inconsistency between the provisions of this Agreement and those in the Existing Supply Agreements, the provisions of this Agreement will control.

                  (D) For the avoidance of doubt, the supply of [*] will be governed only by this Agreement.

3.       PRICES AND VOLUME COMMITMENT.

         3.1 PRICES. The parties will negotiate in good faith prices for each calendar year based on CT's [*] for that year, and, additionally, taking into account [*]. Prices for [*] are set forth in Schedule B. Prices do not include shipping expense or insurance, which will be separately invoiced.

         3.2      [*].

         3.3 ANNUAL NEGOTIATIONS. The parties will negotiate in good faith each year to agree by [*] of that year upon Burden Rates and prices for the coming calendar year based on CT's proposed [*] and the methodology set forth in Schedule C. Once the parties have reached an agreement, they will prepare and execute an addendum to Schedule B setting forth the [*], pricing and Burden Rate for the coming year.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         3.4      OTHER ADJUSTMENTS. The parties may otherwise adjust Schedule B by mutual agreement during the course of a calendar year, such as to add or remove Products or take other pricing action on which they each agree. Additionally, the parties contemplate that SDAD will subcontract the manufacturing of [*]. In that case, any increase or decrease in the baseline price charged to SDAD by [*] will be [*] as an adjustment in the price charged to CT by SDAD for such [*] notwithstanding any provision in the Existing Agreement to the contrary.

         3.5 TARGET PRICES. The parties have already specified target prices until calendar year [*] on [*]. The parties recognize that CT's [*] and BEI's [*] for calendar years [*] are not aligned as to [*]. To achieve cost benefits along with CT's desired target prices, BEI commits to: (a) execute its [*];
                  (b) implement the [*] process; and (c) restructure [*]. SDAD will prepare a pricing model for [*] as of the close of calendar year [*] and thereafter the parties will meet to review and establish target prices for calendar years [*].

4.       ORDER, DELIVERY AND ACCEPTANCE.

         4.1 FORECASTS. CT will provide a good faith, non-binding [*] forecast of its and its Affiliates' requirements, on a [*] basis, for Products ("Forecast"). The Forecast will form the basis of capacity planning and capital investment by CT and SDAD. CT may change the Forecast for a particular [*] notice to SDAD so long as the change does not exceed SDAD's capacity or the supply-chain availability of materials, and so long as CT continues to meet the applicable [*] for the [*] falls.

         4.2 CAPACITY. SDAD will maintain a capacity each year at agreed-upon levels, including a [*] capacity. If CT proposes a Forecast that would require SDAD to increase its capacity, then parties will agree on a plan for increasing capacity of SDAD or its suppliers to meet the Forecast, including funding participation by CT of any required capital investment.

         4.3 PURCHASE ORDER INITIATION. All purchase and sales between SDAD and CT shall be initiated by CT's issuance of written purchase order or by telephone confirmed by written purchase order ("Purchase Order"). The initial Purchase Order issued shall state unit quantities, unit price, unit description, requested delivery date and shipping instructions. CT may issue EDI orders under such Purchase Orders ("EDI Orders" and together with the Purchase Orders, "Orders") which shall reflect units part number, quantities required and requested delivery dates. The subject EDI Order shall be a binding extension of its initial Purchase Order regarding quantity of units to be delivered and required delivery of units, except as limited by contractual capacity, lead-time planning and supply-chain material availability. For all Products, CT shall issue Orders for material at least [*] prior to requested deliveries and for production at least [*] days prior to requested delivery to expend labor for production delivery of units. Orders to expend labor

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  shall be for firm quantities to be delivered, with [*] from the beginning of the [*] period.

         4.4 PURCHASE ORDER ACCEPTANCE. SDAD's acceptance of an Order shall be by written acknowledgment thereof by SDAD. Orders not acknowledged within [*] weeks of receipt are accepted subject to determination of actual receipt verification and procedural protocol for submission. SDAD, upon acceptance shall fulfill CT's purchase orders complying with the terms of the Agreement. If CT requests either a delivery prior to the required [*] lead time or a shipment volume that would exceed the Forecast or SDAD's capacity, then SDAD will use commercially reasonable efforts to accommodate such request on prices and terms to be mutually agreed upon between the parties.

         4.5 PURCHASE ORDER TERMS AND CONDITIONS. The terms and conditions of this Agreement, shall control all sales of Products hereunder, and any additional or different terms or conditions to the contrary, in a purchase order, acknowledgment, or similar document, shall be of no effect (unless approved by the express written consent of the other party).

         4.6 PURCHASE ORDERS FROM CT AFFILIATES. Subject to direction from Continental Teves, Frankfurt and receipt of acceptance of an Order, SDAD will deliver Products hereunder to CT's Affiliates worldwide under the terms and conditions of this Agreement. Pricing shall be based on this Agreement, with adjustments for any additional requirements not accounted for in this Agreement.

         4.7 DELIVERY. Delivery of Products hereunder shall be F.O.B. SDAD's manufacturing facility in Concord, CA, USA or the manufacturing facility in which the units were produced. Title to and all risk of loss or damage with respect to the Products shall pass to CT upon their delivery by SDAD or its subcontractor to the carrier at the F.O.B. point.

         4.8 ACCEPTANCE. CT, either directly or through its Affiliate, may reject any specific units of Products that do not conform to their applicable Specifications and then-current mutually-agreed acceptance test procedures, upon CT giving notice as soon as CT detects such nonconformance in the normal course of CT's business practices. Rejection of certain units within a delivery lot does not entitle CT to reject the whole lot.

         4.9 RETURNS PROCEDURE. To return a Product for any reason permitted under this Agreement, CT must notify SDAD in writing of its proposed return, and request a return merchandise authorization ("RMA") number, which SDAD will promptly provide in circumstances when CT is entitled to return Products. Within [*] days after receipt of the RMA number, CT may return the relevant Product, complete with its original packaging and documentation, to SDAD freight pre-paid (except as otherwise provided herein) with the RMA number displayed on the outside of the shipping container. CT must comply with SDAD's reasonable shipping

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  instructions in returning Products. SDAD may reject any attempted return of a Product that is not made substantially in accordance with this Section 4.9.

5.       PAYMENT.

         5.1 INVOICING AND PAYMENT. SDAD shall invoice CT (or, at CT's request, the Affiliate of CT through which CT placed the applicable Order) on or after delivery. Payment to SDAD for Products sold hereunder shall be due [*] days after the date of delivery, by wire transfer to such bank or account as SDAD may from time to time designate in writing. If CT fails to pay all or any portion within [*] days, SDAD reserves the right to assess interest charges at [*] per annum on such amounts from the date due until paid. CT agrees to pay such charges and all associated collection and legal fees.

         5.2 TAXES AND DUTIES. Prices do not include, and CT will be responsible for paying, any applicable tax, duty or other governmental charge on the sale and transfer of Products, including sales tax, excise tax, withholding tax, value-added tax and customs duties, except for taxes based on SDAD's net income.

         5.3 [*]. To the extent that the total number of units of Rate Sensor Products ordered by CT and its Affiliates for delivery during a particular calendar year under this Agreement and the Existing Supply Agreements ("Actual Shipments") is [*] of the [*] for that year, CT will pay SDAD [*] equal to [*] of the [*]; provided, however, that no [*] will be payable for any portion of such shortfall that was caused by SDAD's material breach of this Agreement or by a force majeure event as defined in Section 15.12. In any case however, the parties agree to give notice in writing to each other as soon as circumstances are detected which may lead to such deviation.

                  For clarity, SDAD will not be entitled to an [*] for shortfalls of [*] of the [*].

                  SDAD will calculate and invoice the [*] by [*] of each year based on actual [*] to date shipments through [*] and CT's Forecast and Orders for the [*] of that year. To the extent actual shipments in the [*] vary from the Forecast and Orders, SDAD will issue a credit or supplemental invoice by no earlier than [*] days before the end of the [*] to reconcile the previously billed [*] for that [*].

                           To the extent that Actual Shipments in a given
                  calendar year exceed [*] for that year, the parties will meet to determine the over-absorption of fixed overhead and G&A that SDAD will refund to CT. For clarity, such refund will be based only on the number of units by which Actual Shipments [*]. The parties recognize that SDAD may have incurred additional costs not contemplated in the annual fixed burden due to implementation of capacity or additional infrastructure to support the additional demand and that SDAD shall be entitled to recover these costs.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         5.4 AUDIT RIGHTS. During [*], each party on ten (10) days notice may audit the other party's business records directly pertaining to the performance of this Agreement (including the computation of impaired [*] Costs). Any such records and information will be deemed to be Confidential Information of the audited party, and if the auditing party conducts the audit using third party auditors, such auditors must, as a condition to gaining access to such records, execute customary and reasonable confidentiality agreements with the audited party. The auditing party will conduct such audit at its own expense during normal business hours of the audited party or its Affiliates, as the case may be, in a manner that minimizes disruption to the audited party's business activities. Such audits will be conducted for the sole purpose of verifying compliance with the terms of this Agreement and the accuracy of amounts claimed by the audited party.

6.       [*] COSTS.

         6.1 REIMBURSEMENT OF [*] COSTS. Upon the occurrence of each of the transfer of final [*] and the transfer of final [*] (each, a "Transfer Milestone"), in accordance with the Transition Plan, CT will promptly pay to SDAD an amount equal to SDAD's [*] Costs as relating to [*]. Such [*] Costs will not include any [*] Costs attributable [*] Equipment (defined below) sold to CT under Section 6.2 or to equipment that SDAD is reasonably able to re-use for a production purpose other than to perform [*]. SDAD will use reasonable efforts to minimize [*] Costs associated with [*] between the Effective Date and the transfer of final assembly to CT.

         6.2 PURCHASE OF EQUIPMENT. Within [*] days after the occurrence of each Transfer Milestone, CT will purchase from SDAD the equipment and tooling used by SDAD in final assembly, calibration or testing of the transferred production ("[*] Equipment") on the following terms and in accordance with the Transition Plan; CT will reimburse SDAD for [*]:

                  (A) EXCEPT AS PROVIDED IN SECTION 6.2(C), [*] EQUIPMENT IS SOLD ON AN AS IS/WHERE IS BASIS WITHOUT WARRANTY OF ANY KIND; SDAD HEREBY DISCLAIMS ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT.

                  (B) The purchase price for the [*] Equipment will be equal to [*]; the purchase price will be payable on delivery but no later than [*] days after the applicable Transfer Milestone; provided, however, that any audit permitted hereunder with respect to the schedule of [*] Equipment and the net book value of same must be conducted within such [*] day period.

                  (C) In case of existing warranty rights vis a vis the original manufacturer of [*] Equipment, SDAD will transfer such warranty rights to CT (if such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                           rights are in effect and transferable) and assist CT with any possible warranty claim. SDAD shall in addition transfer any [*]. To the extent such material is proprietary to SDAD, it will be included in the SDAD Proprietary Know-How licensed to CT under
                           Section 9.1 with the exclusion of any license fee to be paid by CT. SDAD however shall be responsible that CT gets clear title to such equipment without existence of any third party rights except as applicable to any third-party software licenses. In any case of such transfer the parties shall make a joint technical test at SDAD's working place to prove that such equipment is workable and can be used for further production.

                  (D) Delivery will be FOB (UCC) the location of the [*] Equipment no later than [*] days after the applicable Transfer Milestone; CT will be responsible for arranging and paying for shipping; title and risk of loss transfer to CT upon delivery. If CT has not made arrangements for shipping the [*] Equipment within [*] days after the applicable Transfer Milestone, then SDAD will store, or otherwise reasonably dispose of, the equipment at CT's expense.

                  (E) SDAD will prepare and execute a bill of sale in a form reasonably acceptable to CT that itemizes each piece of [*] Equipment that has been purchased and price for same, and will deliver the bill of sale to CT concurrently with payment for the equipment.

                  (F) SDAD will have an option to repurchase from CT, on the same terms as were made available to CT under
                           Section 6.2(a) through Section 6.2(e), any piece of the [*] Equipment at [*], if CT stops using the equipment for regular production activity or if CT intends to transfer equipment to a third party (whether by sale or lease or otherwise) for any reason other than to continue production of CT volume requirements. Before transferring the equipment to a third party, CT will notify SDAD of CT's intention to do so. Upon its receipt of such notice, SDAD will have [*] days to exercise the option to purchase as set forth in this Section. If SDAD does not exercise its option under this Section by the end of such [*] day period, then CT may, at any time during the following [*] months, transfer such equipment to a third party. If CT does not transfer the equipment within such [*] month time period, then SDAD's option rights under this Section will be reinstated and CT must again notify SDAD in accordance with this Section prior to transferring the equipment. CT will also notify SDAD within [*] days after CT stops using the equipment for regular production, and SDAD may at any time thereafter exercise the option to purchase as set forth in this Section.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

         6.3      RESIDUAL [*] COSTS.

                  (A) "Residual [*] Costs" means SDAD's [*] Costs as of the Effective Date (less the reimbursement [*] Costs paid by CT under Section 6.1 and the purchase price of [*] Equipment paid by CT under Section 6.2) and any future [*] Costs acquired by mutual agreement after the Effective Date (such as to expand capacity or develop new Products). The Transition Plan includes a [*] for the [*] departments and estimated [*] for those departments [*]. The parties will update this Schedule as additional agreed-upon Residual [*] Costs are acquired.

                  (B) Residual [*] Costs as of the Effective Date will be amortized over [*] and incorporated in the Burden Rate. Residual [*] Costs acquired after the Effective Date will be [*] as mutually agreed by the parties. As to such future Residual [*] Costs, the [*].

         6.4 RECOVERY OF CERTAIN IMPAIRED RESIDUAL [*] COSTS. If CT's obligation to purchase a Product is reduced or cancelled because the Agreement, expires, terminates or is not enforceable in whole or in part, or because CT exercises its rights to use a second source (including itself or its Affiliates) in accordance with Section 7.4, then CT will reimburse SDAD for that [*] Costs relating to [*] departments that becomes impaired as a result of such event ("Impaired Residual [*] Costs") in accordance with the following:

                  (A) If CT terminates the Agreement for cause in accordance with Section 14.2 based on a material breach by SDAD that has not been cured (other than a failure to meet the Competitive Targets), then CT will [*].

                  (B) If the Agreement expires or if SDAD terminates for cause in accordance with Section 14.2 based on a material breach by CT that has not been cured, then CT will [*].

                  (C) Except as provided in Section 6.4(f), if CT exercise its rights under Section 7.4 to procure a Product from a second source based on SDAD's failure to meet Competitive Targets, then CT will reimburse SDAD for the resulting Impaired Residual [*] Costs in accordance with the following allocations:

                           (I) If SDAD has proposed solutions conforming to the valid Specifications that, if implemented, would have resulted in SDAD meeting the Competitive Targets, then CT will [*].

                           (II) If the negotiated price for the Product in question is at or below the target price (specified in Schedule B) for the year in which

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                                    SDAD fails to meet the Competitive Price
                                    Targets for the Product, then CT will [*].

                           (III) If the negotiated price for the Product in question is above the target price for that given year, and SDAD is unable to meet the Competitive Price Target despite SDAD [*] while conforming with the valid Specifications, then CT will [*].

                  (D) In all other cases, the parties will negotiate in good faith [*].

                  (E)      [*].

                  (F) For future [*] Costs made by SDAD for [*] departments which are not covered by the Transition Plan, the parties will mutually agree upon the investment and the apportionment of any Impaired Residual [*] Costs so invested. (For example, [*]). SDAD's financial participation resulting therefrom will be added to [*].

                  (G) The payment for Impaired Residual [*] Costs is reimbursement for SDAD's investment and is not an acquisition of any specific asset nor does title transfer to CT, except as provided in this Section 6.4(g). SDAD will work diligently to find economic value for the impaired assets during the [*] after each payment by CT of reimbursement for SDAD's Impaired Residual [*] Costs. If SDAD is successful in finding such economic value, then SDAD will negotiate with CT to determine a refund payable to CT, [*] with respect such asset's newly-found economic value. If SDAD is unable to find economic value at the end of the [*] period, then with respect to non-common utilized equipment (i.e. equipment not used by other SDAD customers) that was purchased by SDAD specifically to meet CT's capacity demand, then SDAD will deliver and transfer title in such non-common utilized equipment to CT. Alternatively, SDAD will [*] for such non-common utilized equipment that SDAD wishes to retain, and thereby retain title with SDAD.

7.       OTHER MATTERS.

         7.1 TRANSITION COSTS. CT assumes (and agrees to reimburse SDAD to the extent it is required to pay) all liabilities of SDAD to its third party contractors that arise as a direct consequence of the termination by SDAD of orders or contracts with such contractors in accordance with the Transition Plan.

         7.2 PRODUCT DEVELOPMENT. CT will be responsible for all future design activities for products that CT assembles or otherwise manufactures. CT will not knowingly make changes to the design of the product which are not consistent with the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  capabilities of the design, performance and process of the Products that are provided by SDAD as components to such CT products.

         7.3 TECHNICAL SUPPORT. Subject to availability of SDAD's personnel, CT may purchase from SDAD technical support services for products and processes above the level of [*], pursuant to separate agreement on such terms and prices as the parties may agree.

         7.4 COMPETITIVENESS. [*]. If [*] because a Product supplied by SDAD is not competitive in [*], then CT may purchase that Product (or a comparable substitute) from another source in accordance with this Section 7.4, and thus [*] its obligation hereunder to purchase that Product from SDAD.

                  (A) SDAD will meet the following targets (collectively, the "Competitive Targets") with respect to any given reference date:

                           (I) The price charged by SDAD for each Product under this Agreement [*] (or a substitute meeting comparable [*]) that is the subject of a legally-binding offer by a bona fide named second source, including CT or an Affiliate of CT subject to Sections 7.4(e) and 7.4(f), that has capacity available to manufacture the Product and guarantees the [*].

                           (II) SDAD must deliver each Product to CT on the scheduled delivery day in at least [*] of all deliveries under Conforming Orders as measured over the [*] period preceding any given reference date; for purposes of this clause, a "Conforming Order" is an Order placed in accordance with Section 4 of the Agreement.

                           (III)    Each Product must have an [*] over the
                                    [*] period preceding any given reference
                                    date) that is less than the target [*] rate in effect on date that the Product is delivered to CT. For Products other than the [*] the target [*] rates will be as follows:

                                            [*] upon execution of contract
                                            [*] upon completion of all
                                            milestones of the Transition Plan
                                            [*] from and after [*] (but only for
                                            [*]) [*] from and after [*] (but
                                            only for [*])

                                    The quality targets are the reasonable
                                    result of careful considerations in line with general business and marketing conditions. In case however SDAD should give evidence that such quality targets cannot be achieved even under SDAD's requested assistance of CT's quality expertise, as requested by SDAD, for general objective reasons then the parties shall agree on an

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                                    adjustment of the quality targets according to the joint quality findings.

                                    For the [*] however, based on the defined quality targets of CT, the parties shall jointly define and establish milestones to achieve the [*] target of [*] within [*] months after SOP at the latest. In case however, based on joint findings, these quality targets should not be achievable for objective reasons then the quality target shall be jointly adjusted accordingly.

                                    This however, shall not relieve SDAD from its obligation to take any reasonable effort to achieve such target and CT, upon request, to assist with any reasonable quality assistance within such activities.

                                    For purposes of determining under this
                                    Section 7.4(a)(iii) whether a Product's [*] rate is below the applicable target [*] rate, the following [*] will not be counted:
                                    [*].

                  (B) If SDAD fails to meet the Competitive Targets with respect to a particular Product (other than an [*]), then CT may, as its exclusive remedy, purchase that Product (or a comparable substitute if the Product is proprietary to SDAD) from a named second source, subject to the fulfillment of any pending Orders if:
                           (i) CT notifies SDAD in writing of CT's intention to purchase the Product from the second source, specifying, in reasonable detail, the proposed second source, the specific Products and the Competitive Targets that SDAD has failed to meet ("Notice of Intent"); such notice must be given within a reasonable time after SDAD fails to meet the Competitive Targets; (ii) CT uses its best efforts to help SDAD meet the Competitive Targets cited in the Notice of Intent; and (iii) despite the best efforts of both parties, SDAD is not able to meet, within [*] after its receipt of the Notice of Intent, the Competitive Targets cited in the Notice of Intent. If SDAD effects cure within the allotted [*] period, then CT may not undertake the second-source purchase of such Product as described in its Notice of Intent. Otherwise, CT may undertake the second-source purchase of such Product as described in its Notice of Intent Only in case such Notice of Intent is given to SDAD within the time frame of [*] and [*], then second source supply shall not start earlier than the [*] following the expiration of the [*] cure period.

                  (C) No [*] provision in this Agreement, including Section [*], will apply to any Product for which CT elects to procure from a second source pursuant to this Section.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                  (D) In case that CT, in accordance with the provision above, reduces delivery volume or replaces SDAD as delivery source because of missing competitiveness and informs SDAD of such decision accordingly in writing, then SDAD is granted an option to [*].

                  (E) [*]. CT shall during the lifetime of such contract immediately inform SDAD in case [*].

                  (F) CT may not, [*], exercise its second source rights under Section 7.4 with itself or its Affiliate as the proposed second source. [*], CT may exercise its second source rights under Section 7.4 with itself or its Affiliate as the proposed second source, but subject to the following: (i) CT and its Affiliates may not act as a second source for any purpose for orders placed [*], notwithstanding any provision in this Agreement to the contrary; (ii) CT and its Affiliates may not act as a second source for [*], notwithstanding any provision in this Agreement to the contrary; (iii) the comparison of SDAD's price with the price offered by CT or its Affiliate, for purposes of determining whether the Competitive Price Target has been met, must [*]; (iv) if CT or its Affiliate in any circumstance acts as a second source, then [*] Sections [*] will automatically terminate and the provisions of [*] will apply.

                  (G) In case SDAD's [*] development activities after joint analysis of the parties cannot be successfully completed, then CT and SDAD shall no longer be restricted by this Agreement with regard to the [*]. For purposes of clarity, in such event, CT may purchase [*]type products from a second source, including CT itself or an Affiliate, subject to
                           Section 6.4(d), and the [*]will terminate, and [*].

8.       OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS.

         8.1 SDAD OWNERSHIP RIGHTS. As between the parties, SDAD will own all right, title and interest in and to Intellectual Property Rights including any designs, patterns, schematics, copyrights and other proprietary rights and know-how, embodied in the Products (including but not limited to any [*]) offered by or on behalf of SDAD pursuant to the Agreement. SDAD will have the exclusive right to apply for or register patents, copyrights, and such other proprietary protections as it wishes with respect to such Intellectual Property Rights. Integration of SDAD's technology into a [*] and/or [*] supplied by CT does not transfer ownership of rights or rights thereof. Notwithstanding any provision of this Agreement to the contrary, SDAD will retain rights and sole interest in any [*] and any [*].

         8.2 CT OWNERSHIP RIGHTS. Subject to the rights of SDAD in accordance with the terms of this Agreement, herein, as between the parties CT will own all right, title and interest in and to any Intellectual Property Rights, including designs, patterns, schematics, logic, copyrights, other proprietary rights and know-how embodied in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

                  the [*] as developed by CT pursuant to the Existing Supply Agreements. For purposes of this Section, "[*]" means the following items as used in the [*]: [*] and [*] supplied to CT by [*]. CT will have the exclusive right to apply for or register patents, copyrights, and such other proprietary protections as it wishes with respect to such Intellectual Property Rights.

         8.3 JOINT SDAD/CT OWNERSHIP RIGHTS. Subject to mutual future agreement, SDAD and CT may perform joint development efforts for increased automotive market competitiveness. Both companies may elect to pursue joint worldwide right, title and interest in any designs, patterns, schematics, copyrights and other proprietary rights and know-how embodied in jointly developed systems. SDAD will retain rights and sole interest in any [*] and any [*], whether or not jointly developed. CT will retain rights and sole interest in any packaging technology that it provides to SDAD in such joint development efforts. CT on request of SDAD accepts to grant SDAD a [*] unlimited right and license, with right to sublicense to SDAD subcontractor, to use such CT [*] technology in SDAD's [*] business, however, after expiration of this Agreement, SDAD will pay a license fee [*].

         8.4 PROTECTION OF PROPRIETARY RIGHTS. Each party agrees to execute such documents, render such assistance, and take such other action as reasonably requested, to apply for, register, perfect, confirm and protect the requesting party's rights in its proprietary rights relating to this Agreement. SDAD and CT may document the other party's proprietary information on its own internal documentation as required to conduct the project, without explicit written permission from the other party. Each party shall document by listing the documents that have the other party's proprietary data and supply this listing to the other party. Documents containing the other party's proprietary data shall be noted as such. Dissemination of such documents shall be restricted and not provided to third parties without the prior express written approval of the other party.

         8.5 CONFIDENTIALITY. The provisions of Schedule D are hereby incorporated by reference. It is understood and agreed between the parties that any disclosure of information on the agreement and its content by one party requires the prior approval of the other party before announcement. Such approval may however not be withheld to the extent such disclosure of information and/or announcement is required by law.

         8.6 FURTHER ASSURANCES. If under applicable mandatory law the allocation of Intellectual Property Rights set forth in this
                  Section 8 does not automatically vest in the party entitled to own such rights as set forth in this Section (the "Entitled Party"), then the other party (the "Assigning Party") hereby irrevocably transfers, conveys and assigns (and covenants to irrevocably transfer, convey and assign) to the Entitled Party such of its right, title and interest in the Entitled Party's Intellectual Property Rights as necessary to achieve the allocation of ownership set forth in this Section 8.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

9.       LICENSE OF INTELLECTUAL PROPERTY RIGHTS.

         9.1 DELIVERY AND LICENSE OF [*] TECHNOLOGY. SDAD has, prior to the Effective Date, and will, during the term of this Agreement, deliver to CT certain confidential and proprietary technology including know-how for use by CT in [*] and in [*] for use in the [*] ("SDAD Proprietary Know-How"). CT will treat SDAD Proprietary Know-How as Confidential Information of SDAD. Subject to the Transition Plan and the terms of this Agreement, SDAD hereby grants CT the following licenses throughout the world during the term of this Agreement:

                  (A) a [*] license under the SDAD Proprietary Know-How solely to [*] for the [*] using [*] supplied by SDAD or, as applicable to [*], an [*];

                  (B) a [*], license under the SDAD Proprietary Know-How solely to [*]: (i) [*] supplied by SDAD, and (ii) [*] either supplied by SDAD under the 2001 Supply Agreement or manufactured by or for CT under the license of Section 9.1(a); and

                  (C) a [*], license under the patents listed in Schedule E solely to [*] the [*] using [*] and [*] supplied by SDAD or an [*]; and [*] units that incorporate such [*];

                           provided however that, relative to the have made rights contained in this Section 9.1, any third party supplier of CT will keep confidential any SDAD Proprietary Know-How to the same extent as CT's obligations under this Agreement and shall only make use of such know-how for the production of CT's requirements. CT however shall advise SDAD of the disclosure to any third party CT supplier.

         9.2 [*] LICENSE TO USE AND SELL [*]. The Products include [*] as designated in Schedule A. [*] are subject to patents and other Intellectual Property Rights of SDAD including the patents listed on Schedule E (collectively, the "[*] IP"). CT acknowledges and agrees that sales of [*] under this Agreement to CT or any of its Affiliates are not unconditional and that SDAD's rights in [*] IP (including SDAD's exclusive right to use and sell under applicable patent law) remain in full effect and are not exhausted upon sale of [*] by SDAD to CT or any of its Affiliates. Subject to the foregoing and the other terms of this Agreement, SDAD hereby grants CT the following license [*]:

                  (A) an [*] license under the [*] IP, during the [*] (defined below), to use [*] supplied by SDAD [*] solely for use in [*], and to [*], subject to the reservations of Section 9.5; and

                  (B) a [*] license under the [*] IP, during the term of this Agreement, to use [*] supplied by SDAD to [*] solely for use in [*], and to [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

         9.3 LICENSE TO MANUFACTURE [*]. Subject to and in accordance with the Transition Plan and the terms of this Agreement, SDAD grants CT an [*] license under SDAD's applicable Intellectual Property Rights to have the [*] made by an [*] and to use, sell, offer for sale and import such [*] supplied by SDAD. SDAD will from time to time designate one or more [*] in writing to CT. CT must make its own arrangements with [*], subject to the terms and conditions of this Agreement. SDAD will have no responsibility for the performance of the [*] and no liability arising out of any contract between CT and the [*]. For the avoidance of doubt, CT will not be entitled under this Section to any [*]. CT may at its own expense and risk contract with the [*] to provide an [*] pursuant to this license that is manufactured with quality control or other processes specified by CT; provided, however, that CT must permit and require the [*] to assign a [*] produced using such modified process so that SDAD's other customers can continue to order the non-modified [*] from the [*] under its original part number.

         9.4 [*] TERM. The "[*] Term" commences upon the Effective Date and terminates on the earlier of [*] or [*] CT has initiated continuous series production of [*] using the [*]; provided, however, that the [*] Term will end and the license granted under Section 9.2 will become [*] if: (a) [*]; or (b) CT by its own actions does not make a commitment to meeting defined milestones that would result in continuous series production by [*].

         9.5 RESERVATION OF RIGHTS. SDAD may use and further license the SDAD Proprietary Know-How to any party without restriction. Subject only to CT's [*] rights under Section 9.2, SDAD may sell [*] to third parties. Notwithstanding any provision in this Agreement to the contrary (including Sections [*]), SDAD may: (a) make, have made, use, sell, offer for sale and import [*] in [*] at any time, [*], but only [*]; and (b) sell [*] to [*] Rate Sensor Products from SDAD (including [*]), for use in [*]. After the expiration or other termination of the [*]Term, SDAD will be free to [*].

         9.6 ROYALTIES. Royalties payable under this Section 9 will be included in the price of the [*] and other Products that CT is required to use in exercising its license rights under this
                  Section 9. Should CT be entitled under the terms of this Agreement to use a second source of Rate Sensor Products, and should in that case CT desire to use SDAD Proprietary Know-How to manufacture [*] that do not include Products supplied by SDAD, then the parties will agree on license terms to permit such use that are otherwise consistent with the terms of this Agreement, including a reasonable royalty rate, not to exceed [*] of the [*] of such [*], payable to SDAD.

         9.7 EXCLUSIONS. No rights are granted by SDAD under this Section 9 to: (i) any source code of any software or HDL files for any [*]; (ii) modify the [*]; (iii) use the [*] to develop sensors having similar functions as the [*]; or (iv) manufacture or have manufactured a [*] or any other rate sensor. CT, for itself and its

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  Affiliates, agrees that it and they will not disassemble, decompile or otherwise reverse engineer any software in the [*] except to the extent permitted according to compulsory applicable law notwithstanding the foregoing prohibition, and then only upon giving prior notice to SDAD that gives a detailed explanation as to the reverse engineering to be performed and the legal basis for doing so.

         9.8 PROHIBITIONS. CT expressly agrees for itself and its Affiliates not to use, sell, offer for sale, or otherwise dispose of SDAD Proprietary Know-How or [*] except as expressly permitted by this Agreement. CT may not assign, sublicense or otherwise transfer the license rights granted under this Section 9, except that CT may sublicense the rights granted under this Section 9 to its Affiliates; provided, however, that CT gives SDAD prior written notice of such sublicenses and further provided that each Affiliate to whom CT grants a license agrees in writing to be bound by the terms and conditions of this Agreement applicable to CT in respect of such license, including the provisions of this Section 9.

         9.9 REMEDIES. If CT breaches its obligations under this Section 9, and such breach is not cured within [*] days after SDAD objects in writing, then SDAD may, in addition to its other remedies that are available at law or under this Agreement, terminate at its election [*] or [*] by giving CT [*] days notice.

         9.10 MARKING. CT will mark any [*] manufactured under the licenses of this Section 9 with patent numbers specified by SDAD in accordance with applicable law including 35 U.S.C. 287 in the United States.

10.      WARRANTIES.

         10.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants, solely to and for the benefit of the other, that: (a) it is a corporation duly organized and in good standing under the laws of its respective jurisdiction of incorporation indicated in the preamble to this Agreement; (b) it has the full corporate right, power and authority to enter into this Agreement, grant the rights set forth herein and perform its obligations hereunder; (c) its performance of this Agreement, and the other party's exercise of such other party's rights under this Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions or constitute a default under any other agreement by which it is bound; (d) when executed and delivered, this Agreement will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms; and (e) it will comply with all applicable laws, regulations and orders of any governmental authority of competent jurisdiction in its performance of this Agreement.

         10.2 LICENSED IP. SDAD warrants to and for the sole benefit of CT that SDAD owns the SDAD Proprietary Know-How and has the right to grant the licenses granted in Section 9.1 and 9.2. CT's exclusive remedy for breach of this warranty is to seek indemnification under Section 11.2. SDAD makes no warranty or promise

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  under this Agreement: (a) as to the validity or scope of the SDAD Proprietary Know-How or any other Intellectual Property Rights licensed hereunder; (b) that the use, manufacture, or sale of any product, process or service using the SDAD Proprietary Know-How will be free from infringement of the Intellectual Property Rights of any third-party; (c) that SDAD will file, register, prosecute, maintain, or enforce any patent or other Intellectual Property Right; or (d) that SDAD Proprietary Know-How will meet CT's requirements or achieve any particular result.

         10.3 PRODUCT WARRANTY. SDAD warrants to and for the sole benefit of CT that, for a period ending on the earlier of: (a) [*]; or
                  (b) [*] ("Product Warranty Period"), each Product (other than any [*] procured by CT or its Affiliate from an [*]) will be free from defects in materials and workmanship and will perform in accordance with its applicable Specifications. CT's exclusive remedy for breach of this warranty is to notify SDAD of the breach in writing during the applicable Product Warranty Period, whereupon SDAD, as its sole obligation and liability, will either repair or replace the defective Product or, at SDAD's election refund to CT the price paid for the defective Product. This warranty does not apply to Products that have been subject to misuse, unauthorized, modification, neglect, improper testing or installation, attempts to repair or accident, flood, fire, radiation or other hazard. [*], then the parties shall agree on such [*]. The price for those parts under such [*] shall then jointly be adjusted according to the economic effects of such [*].

         10.4 [*]. SDAD warrants to and for the sole benefit of CT that, for a period ending on the earlier of: (a) [*]; or (b) [*] ("[*] Warranty Period"), that the design of such [*] will conform to the [*] Specifications. The foregoing warranty applies only to [*] purchased by CT or its Affiliate from an [*]. SDAD does not warrant under this Section 10.4 that any [*] purchased from an [*] will be free from defects [*] relating to or occurring in the [*]. CT's exclusive remedy for breach of this warranty is to notify SDAD of the breach in writing during the applicable [*] Warranty Period, whereupon SDAD, as its sole obligation and liability, will[*]. In case however a car manufacturer requests a longer warranty period, then the parties shall agree on such longer warranty period which shall not be in excess of the warranty period granted by CT. The price for those parts under such longer warranty period shall then jointly be adjusted according to the economic effects of such period extension.

         10.5 DISCLAIMER. THE WARRANTIES OF SECTIONS 10.1 THROUGH 10.4 ARE IN LIEU OF ANY OTHER WARRANTY WITH RESPECT TO THE PRODUCTS, SDAD PROPRIETARY KNOW-HOW OR OTHER INTELLECTUAL PROPERTY LICENSED HEREUNDER, WHETHER EXPRESSED OR IMPLIED, WRITTEN OR ORAL, WHICH SDAD HEREBY DISCLAIMS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  TITLE, NONINFRINGEMENT AND ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. TO THE EXTENT THAT SDAD MAY NOT DISCLAIM ANY WARRANTY AS A MATTER OF APPLICABLE LAW, THE SCOPE AND DURATION OF SUCH WARRANTY WILL BE THE MINIMUM PERMITTED UNDER SUCH LAW. SDAD SPECIFICALLY DISCLAIMS ANY WARRANTY HEREUNDER WITH RESPECT TO [*] THAT ARE MANUFACTURED OR ASSEMBLED BY CT (REGARDLESS OF WHETHER SUCH [*] WERE DESIGNED BY SDAD) AND FOR ANY GOOD OR SERVICE THAT CT PROCURES FROM A THIRD PARTY (INCLUDING AN AUTHORIZED FABRICATOR) IN CONNECTION WITH CT'S MANUFACTURE OF [*] AND [*].

11.      IP INDEMNIFICATION.

         11.1 OBLIGATIONS OF CT. CT agrees (a) to assume the defense of any suit or claim brought against SDAD for infringement of any patent, copyright or other proprietary rights arising from or caused by the manufacture, sale or use of the [*] or other products by CT or the use by SDAD of specifications, technology, designs or customer furnished (CF) material provided to SDAD by CT, (b) to pay the expense of such defense, and (c) to indemnify SDAD against any money damages or costs, including counsel fees, awarded in such suits or claims by reason of such infringement; provided that (i) CT be given exclusive control of the defense of such suit or claim and all negotiations relative to the settlement thereof; after consultation with SDAD, (ii) CT will have no responsibility under this Section to the extent that the suit or claim will have arisen solely in connection with the sale or use of Products supplied by SDAD or because of specifications, technology or designs contributed by SDAD to CT as SDAD Proprietary Know-How and (iii) SDAD promptly informs CT in writing of any, suits or claims with respect to which CT assumes responsibility hereunder; provided, however, that no failure or delay in providing such notice will relieve CT of any of its obligations under this Section 11.1 except to the extent CT is actually prejudiced thereby. If specifications, technology, designs or CF material furnished by CT to SDAD for use under this Agreement are, or in the opinion of CT may become, the subject of any claim, suit or proceeding for infringement of any [*], or if it is adjudicatively determined that the specifications, technology or designs infringe any [*], or if the manufacture, sale or use of the [*], or any part thereof, is, as a result, enjoined, then CT may, at its option and expense; (i) procure for SDAD and its customers the right under such [*] to use the specifications, technology or designs as required to perform hereunder; (ii) suitably modify such specifications, technology or designs (iii) replace the specifications, technology or designs with other suitable alternatives; or (iv) if the use of such specifications, technology or designs is prevented by injunction,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  remove such specifications, technology or designs. CT will not be liable for any cost or expenses incurred without its prior written authorization.

                  SDAD will have the right to participate in the defense of any such suit or claim with its own counsel and at its own expense. CT will not settle a claim without SDAD's prior written consent, which consent will however not unreasonably be withheld, if (a) any portion of the settlement would involve an admission that a Product directly or indirectly infringes any proprietary right of any third party, (b) the settlement would involve a payment by SDAD for which SDAD would not be indemnified by CT under this Section 11.1, or (c) the settlement does not include a complete release of SDAD.

         11.2 OBLIGATIONS OF SDAD. SDAD agrees (a) to assume the defense of any suit or claim brought against CT for the infringement of any patent, copyright or other proprietary right arising from or caused by the manufacture, sale or use of the Products or the disclosure of SDAD Proprietary Know-How by SDAD to CT, (b) to pay the expense of such defense, and (c) to indemnify CT against any money damages or costs, including counsel fees, awarded in such suits or claims by reason of such infringement; provided that (i) SDAD will be given exclusive control of the defense of such suit or claim and all negotiations relative to the settlement thereof, after consultation with CT, (ii) SDAD will have no responsibility under this Section to the extent that the suit or claim arises from the use of specifications, technology or designs contributed by CT hereunder or from the combination or use of Products or SDAD Proprietary Know-How with other components or processes if the Product or SDAD Proprietary Know-How by itself would not have directly infringed, and (iii) CT promptly informs SDAD in writing of any suits or claims with respect to which SDAD assumes responsibility hereunder, provided however, that no failure or delay in providing such notice will relieve SDAD of any of it obligations under this section except to the extent SDAD is actually prejudiced thereby. SDAD will not be liable for any costs or expenses incurred without its prior written authorization. If CT chooses to provide its own defense, CT will bear that expense. If Products furnished by SDAD for use in the [*] units are, or in the opinion of SDAD may become the subject of any claim, suit, or proceeding for infringement of any [*] or if the sale or use of the Products, or a part thereof, is, as a result enjoined, then SDAD may, at its option and expense; (i) procure for CT and its customers the right under such [*] to use the Product as incorporated in the [*]; (ii) suitably modify the specifications, technology or designs utilized in the Product; (iii) replace the specifications, technology or designs utilized in the Product with other suitable alternatives; or (iv) if the use of the specifications, technology or designs utilized in the Product is prevented by injunction, remove such specifications, technology or designs utilized in the Product.

                  CT will have the right to participate in the defense of any such suit or claim with its own counsel and at its own expense. SDAD will not settle a claim without

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  CT's prior written consent, which consent will however not unreasonably be withheld, if (a) any portion of the settlement would involve an admission that a [*] directly or indirectly infringes any proprietary right of any third party, (b) the settlement would involve a payment by CT or which SDAD would not be indemnified by CT under this Section 11.2, or (c) the settlement does not include a complete release of CT.

         11.3 ENTIRE LIABILITY. This indemnity states the entire liability of the parties for infringement by Products or the SDAD-Proprietary Know How and is in lieu of any other indemnity, express, implied or statutory and no agreement altering it will be binding upon either party unless in writing and signed by a duly authorized officer or representative of each party.

12.      PRODUCTS LIABILITY INDEMNITY.

         12.1 PRODUCTS LIABILITY INDEMNITY BY CT. CT will defend, indemnify and hold SDAD harmless from and against all claims, liabilities and expenses, including reasonable attorneys' fees, arising out of the death of or bodily injury to any person or persons or damage to property resulting from CT's manufacturing or marketing of CT's products into which SDAD's Products are incorporated; provided, however, that (i) SDAD provides CT prompt written notice of any such claims provided, however, that any failure or delay in providing such notice will not relieve CT of its obligations under this section, except to the extent that CT is actually prejudiced by such failure or delay, (ii) CT will not be obligated to indemnify SDAD for any claims in connection with any settlement unless CT consents in writing to such settlement and (iii) CT will have the exclusive right to defend any such claim. CT will not have the right to settle any such claim without prior written consent of SDAD, which consent cannot be unreasonably withheld.

         12.2 PRODUCTS LIABILITY INDEMNITY BY SDAD. SDAD will defend, indemnify and hold CT harmless from and against all claims and expenses, including reasonable attorneys' fees, arising out of the death of or bodily injury to any person or persons or damage to property resulting from [*] in Products supplied by SDAD hereunder (other than [*]) ; provided, however, that (i) CT provides SDAD prompt written notice of any such claim provided, however, that any failure or delay in providing such notice will not relieve SDAD of its obligation under this section except to the extent that SDAD is actually prejudiced by such failure or delay; (ii) SDAD will not be obligated to indemnify CT for any loss in connection with any settlement unless SDAD consents in writing to such settlement; and (iii) SDAD will have the exclusive right to defend any such claim. SDAD will not have the right to settle any such claim without the prior written consent of CT, with consent cannot be unreasonably withheld.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         12.3 INSURANCE. During the term of this Agreement and for [*] thereafter, each party will maintain, at its own expense, commercial property, casualty, and liability insurance in amounts customary for businesses operating in such party's respective industry, which at a minimum will include comprehensive general liability insurance with coverage of at least [*] dollars ($[*]) in product liability insurance.. Each party will provide the other party with prompt written notice of any material changes in its insurance coverage.

13.      LIMITATIONS OF LIABILITY.

         13.1 EXCEPT AS PROVIDED IN THIS SECTION 13, NEITHER SDAD NOR CT WILL BE LIABLE OR OBLIGATED IN ANY MANNER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES UNDER ANY CAUSE OF ACTION AND EVEN IF INFORMED OF THE POSSIBILITY THEREOF IN ADVANCE, ARISING OUT OF THIS AGREEMENT OR BY REASON OF BREACH OF THIS AGREEMENT. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY EXCLUSIVE REMEDY.

         13.2     SDAD'S AND CT'S LIMITATIONS OF LIABILITY AND DAMAGES IN THIS
                  SECTION 13 WILL NOT APPLY IN CASES OF GROSS NEGLIGENCE OR FRAUDULENT INTENT, OR TO CLAIMS BY EITHER PARTY FOR MISAPPROPRIATION OF ITS CONFIDENTIAL INFORMATION OR INFRINGEMENT OF SUCH PARTY'S INTELLECTUAL PROPERTY RIGHTS, OR [*].

         13.3 NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, SDAD WILL HAVE NO OBLIGATION OR RESPONSIBILITY WHATSOEVER WITH RESPECT TO ANY THIRD PARTY SUPPLIER ENGAGED BY CT TO PERFORM FINAL ASSEMBLY OR TO PROVIDE [*] UNITS OR OTHER COMPONENTS OR ANY ASPECT OF ANY RATE SENSOR PRODUCT ABOVE THE LEVEL OF THE PRODUCT SUPPLIED BY SDAD.

         13.4 NOTHING IN THIS SECTION SHALL ALLOW CT TO [*] OR OTHERWISE [*] TO PURCHASE [*] OF RATE SENSOR PRODUCTS FROM SDAD UNDER THIS AGREEMENT OR THE EXISTING SUPPLY AGREEMENTS HEREUNDER OR TO AVOID OR LIMIT CT'S LIABILITY FOR SDAD'S DAMAGES ATTRIBUTABLE TO CT'S FAILURE TO MEET THIS OBLIGATION, UNLESS THAT FAILURE IS A RESULT OF A MATERIAL BREACH BY SDAD OF THIS AGREEMENT OR THE EXISTING SUPPLY AGREEMENT WHICH IS NOT CURED BY SDAD WITHIN [*] DAYS AFTER CT NOTIFIES SDAD OF THE BREACH IN WRITING.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         13.5 THE PARTIES ACKNOWLEDGE THAT THE PRICES CHARGED BY SDAD FOR PRODUCTS REFLECT THE ALLOCATION OF RISK BETWEEN THE PARTIES AND THAT NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON ITS LIABILITY.

14.      TERM AND TERMINATION.

         14.1 TERM. This Agreement will commence upon the Effective Date and will remain in effect for an initial term of [*]. The term of this Agreement may be extended by mutual agreement of the parties to be reached at least [*] months before expiration of the then-current term.

         14.2 TERMINATION FOR CAUSE. Either party will have the right to terminate the Agreement for cause hereunder upon the occurrence of any of the following events of default (subject to the other party's ability to cure or remedy such event as described in Section 14.3):

                  (A) The other party materially breaches any of its confidentiality, nondisclosure or other obligations under the Agreement; or

                  (B) The other party becomes the subject of any voluntary or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, reorganization of indebtedness, an assignment for the benefit of creditors, or the like, and the proceeding is not resolved in its favor within ninety (90) days after appropriate service of process.

         14.3 RIGHT TO CURE EVENT OF DEFAULT. Other than an event described in Section 14.2(b), upon the occurrence of any event of default entitling a party to terminate the Agreement, the non-defaulting party will send written notice of termination, specifying the nature of the default, to the other party. The defaulting party will have [*] days following the date such notice is given to cure the default or to resolve the default to the non-defaulting party's reasonable satisfaction. Failure to cure or to resolve the default will result in termination without further notice by the non-defaulting party, unless such non-defaulting party extends the cure period by written notice or withdraws the default notice. However, the willful material breach of Section 8.5 (Confidentiality) will be considered a breach, which cannot be cured and may be the basis for immediate termination of the Agreement.

         14.4 EFFECT OF TERMINATION. Upon the expiration or other termination of this Agreement for any reason, the following will apply:

                  (A) Subject to the terms and conditions of this Agreement, CT may buy a Product for [*] following termination in accordance with the terms of this Agreement, but only if CT has commenced production of CT's products using the Product prior to termination of this Agreement and only to the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           extent that alternatives to the Product are not reasonably available from other suppliers, taking into account [*]. The parties will negotiate prices for such post-termination sales at the time this Agreement terminates.

                  (B) For [*] following termination, SDAD will produce and deliver Products to CT in accordance with the terms of this Agreement, as necessary for CT to fulfill its warranty obligations to its customers with respect to CT's products in production at the time of termination, at prices to be negotiated by the parties at the time this Agreement terminates.

                  (C) CT will destroy or return and will not use, or cause to be used, any of SDAD's Confidential Information or patented technology that SDAD provides to CT during the term of this Agreement, except as necessary to exercise its post-termination rights under Section 14.4(e). Upon SDAD's request, CT will certify its compliance with this Section within [*] after termination.

                  (D) SDAD will destroy or return and will not use, or cause to be used, any of CT's Confidential Information or patented technology that CT provides to SDAD for use in the [*], except as may be required for SDAD to perform its post-termination sales obligations under Sections 14.4(a) and (b). Upon CT's request, SDAD will certify its compliance with this Section within thirty (30) days after termination.

                  (E) The licenses and sublicenses granted under Section 9 will terminate, except that subject to all the terms and conditions of this Agreement, CT may continue to [*], subject to the terms of this Agreement, solely as necessary to build CT products using Products ordered during the term of this Agreement or supplied after termination of this Agreement under Section 14.4(a) or 14.4(b) and further subject to Section 14.5.

                  (F) If this Agreement terminates during a calendar year for any reason (other than a termination for cause by CT in accordance with Section 14.2), then within [*] days after such termination, CT will [*] for that year calculated by SDAD in accordance with Section
                           5.3 but based on actual [*] as of the date of termination without regard to the Forecast or pending Orders. In accordance with Section 5.3, SDAD will reconcile the [*] by [*] of the year in which this Agreement terminates to take into account any post-termination [*] made under Sections 14.4(a) and 14.4(b).

                  (G) Neither party will have any further obligations [*] and the [*] Term (as defined in Section 9.4) will terminate.

                  (H) The Existing Supply Agreements will remain in effect in accordance with their terms, subject to Section
                           2.4 of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  (I) The expiration or other termination of this Agreement will not relieve either party of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made by either party or anything done by either party prior to termination.

         14.5 SURVIVAL CLAUSE. The following provisions will survive expiration or other termination of this Agreement for any reason: [*]. After termination of the agreement, CT is granted an option to have a non exclusive license in accordance with
                  Section 9 only however on those rights which have already been granted and used by CT for its production to continue with its production programs. For such non-exclusive license, CT agrees to pay SDAD a license fee [*].

15.      GENERAL PROVISIONS.

         15.1 NOTICE. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally, (b) sent by confirmed facsimile, telex or telecopy, or (c) sent by commercial overnight courier with written verification of receipt, to the party to be notified, at the address set forth below, or at such other place of which the other party has been notified in accordance with the provision of this Section.

                  If to SDAD:              SYSTRON DONNER AUTOMOTIVE DIVISION
                                           BEI TECHNOLOGIES, INC.
                                           2700 Systron Drive
                                           Concord, CA 94518
                                           USA
                                           Attention: [*]
                                           Fax: [*]
                                           [*]

                  With a copy to:          Cooley Godward LLP
                                           One Maritime Plaza
                                           San Francisco, CA 94114
                                           USA
                                           Attention: [*]
                                           Fax: [*]

                  If to CT:                Continental Teves AG & Co. oHG
                                           Guerickestrasse 7
                                           60488 Frankfurt
                                           Germany
                                           Attention: [*]
                                           Fax: [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.2     COMPLIANCE WITH EXPORT RESTRICTIONS.

                  (A) The ultimate shipment of Products to CT or any of its Affiliates shall be subject to the right and ability of SDAD to obtain any export licenses or other approvals that may be required under United States export control laws, regulations and requirements presently in effect or which may be in effect or hereafter adopted.

                  (B) CT hereby agrees: (i) to assist SDAD in obtaining any such required export licenses or other approvals by supplying such documentation or information as may be requested by SDAD (ii) to comply with export control laws, regulations and requirements of the government of the United States (iii) to maintain the necessary records to comply with such laws, regulations and requirements; (iv) to not re-export any Product except in compliance with such laws, regulations and requirements; (v) to obtain all import licenses or other approvals necessary to import Products; (vi) to refrain from selling, transferring, or otherwise disposing of the Products in violation of the export control laws, regulations and requirements of the United States of America; and (vii) to indemnify, defend and hold harmless SDAD from any and all fines, damages, losses, costs and expenses (including reasonable attorneys' fees) incurred by SDAD as a result of any breach of this Section 15.2 by CT or any of CT's Affiliates or customers.

                  (C) CT hereby expressly acknowledges that the technical data and the direct product thereof associated with the Products are subject to export control laws, regulations and requirements of the United States of America and agrees that neither the technical data nor the direct product thereof will be transferred, directly or indirectly, to any destination contrary to the provisions of License Exception TSR of the Export Administration Regulations as well as the applicable provisions (if any) of the International Trafficking in Arms Regulations (ITAR) and such other regulations as the U.S. Department of Commerce, the U.S. Department of State and the U.S. Department of Treasury may issue from time to time. This provision shall survive the termination of this agreement. CT hereby provides its assurance that it will not participate in any transaction which may involve any commodity or technical data, or the direct product thereof, exported or to be exported from the United States of America, or in any re-export thereof, or in any other transaction that is subject to export controls of the United States of America, if a person denied export privileges from the United States of America, may obtain any benefit from or have any interest in, directly or indirectly, these transactions. CT further provides its assurance that it will not participate knowingly in any transaction with a party engaged, directly or indirectly, in the design,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           development, stockpiling or use of nuclear, chemical or biological weapons or missiles.

         15.3 WAIVER. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed by both parties. No consent by either party to, or waive of, a breach by either party, whether express or implied, will constitute a consent to, waiver or, or excuse of any other, different, or subsequent breach by either party.

         15.4 ASSIGNMENT. SDAD or CT may assign the Agreement to any person to whom it transfers all or substantially all of its proprietary rights in [*] or the [*], respectively, so long as such assignee agrees to be bound by all provisions of this Agreement applicable to the assigning party. Otherwise, neither party may assign, voluntarily, by operation of law, or otherwise, any rights or delegate any duties under this Agreement without the other party's prior written consent, such consent not to be unreasonably withheld, and any attempt to do so without that consent will be void. The Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

         15.5 RELATIONSHIP OF THE PARTIES. The parties to the Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf. Neither party has the power or authority as agent, employee or in any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of the other party for any purpose whatsoever. There are no third party beneficiaries under this Agreement, including CT's Affiliates. CT will defend and indemnify SDAD against any claim by an Affiliate of CT arising under or relating to this Agreement. With respect to the performance or breach of this Agreement, an act or omission of an Affiliate of a party will be deemed an act or omission of the party.

         15.6 AMENDMENT. The Agreement may be amended or supplemented only by a writing that is signed by duly authorized representatives of both parties.

         15.7 GOVERNING LAW AND JURISDICTION. The Agreement shall be governed by and constituted under the laws of the United States and the State of Michigan, without regard to that state's conflict of laws principles. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Any legal action arising out of or relating to this Agreement or the transactions contemplated hereby will be instituted exclusively in the federal courts for the Eastern District of Michigan or the state court sitting in Oakland County, Michigan, and each party (on behalf of itself and, in the case of CT, its Affiliates) hereby irrevocably submits to the exclusive jurisdiction of such courts in any such action, and agrees not to assert as a defense that an action brought before such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  courts is brought in an inconvenient forum or that the venue of such action is improper.

         15.8 SEVERABILITY. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity, or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired thereby, and the remainder of the provisions of this Agreement will remain in full force and effect. The parties will endeavor in good faith negotiations to replace any illegal, invalid or unenforceable provision with a valid, legal and enforceable provision, the economic effect of which comes as close as possible to the illegal, invalid or unenforceable provision. If any [*] provision in this Agreement, including the provisions of Sections [*], is unenforceable under the laws of a particular jurisdiction, then the [*] provisions of this Agreement will not apply to either party solely in such jurisdiction but will otherwise remain in force.

         15.9 EQUITABLE RELIEF. Each party acknowledges that money damages may not be an adequate remedy for breach this Agreement, including Sections [*], and agrees that the other party may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security or showing irreparable harm) to enforce or prevent any violation of those provisions of this Agreement notwithstanding the exclusive jurisdiction and venue provisions of Section 15.7.

         15.10 ATTORNEYS FEES. In any action, suit or proceeding to enforce or construe the provisions of this Agreement, the prevailing party will be entitled to recover its reasonable attorney's fees, court costs and other expenses incurred in connection with such proceeding in addition to any other relief that it may receive without regard to the limitations of liability imposed in Section 13.

         15.11 COSTS AND EXPENSES. Except as expressly provided for elsewhere in this Agreement, each party will be responsible for all costs and expenses incurred by it in performing its obligations or exercising its rights under this Agreement.

         15.12 FORCE MAJEURE. Any delay in or failure of performance by either party under this Agreement (other than failure to pay amounts owed) will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to fires, floods, epidemics, famines, earthquakes, hurricanes and other natural disasters or acts of God; regulation or acts of any civilian or military authority or act of any self-regulatory authority; wars, terrorism, riots, civil unrest, sabotage, or theft or other criminal acts of third parties; failure of electronic or mechanical equipment; and fluctuations in or failures of electric power, heat, light, air

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  conditioning or telecommunications and shortages of relied-upon services or supplies. This Section will not excuse delay or failure to pay money when due.

         15.13 CONSTRUCTION. The following rules will govern construction of this Agreement:

                  (A) section headings are for convenience only and are not to be used in interpreting this Agreement;

                  (B) as used in this Agreement, the word "including" means "including but not limited to";

                  (C) in constructing the terms of this Agreement, no presumption will operate in favor of or against any party as a result of its counsel's role in drafting the terms and provisions hereof;

                  (D) all references to Sections, Schedules and Exhibits refer to the Sections, Schedules and Exhibits, respectively, of this Agreement unless otherwise indicated;

                  (E) in the event of a conflict between the main body of this Agreement and its Schedules or Exhibits, the language of this Agreement controls unless the Schedule or Exhibit expressly references the conflicting section of this Agreement (e.g., "Notwithstanding Section 5, the following will apply...");

                  (F) any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein will have the meaning as defined in this Agreement;

                  (G) all capitalized terms defined herein apply equally to both the singular and plural forms of such terms;

                  (H) all monetary amounts refer to U.S. dollars unless otherwise indicated;

                  (I) all times are with reference to the Pacific time zone unless otherwise indicated; and

                  (J) references to the "term" of this Agreement will include the initial term and any renewal term unless otherwise indicated.

         15.14 ENTIRE AGREEMENT. This Agreement, including all Schedules and Exhibits, constitutes the final and entire agreement between the parties and is intended as the complete and exclusive statement thereof, regarding the supply of Rate Sensor Products by SDAD to CT. This Agreement supersedes all prior or contemporaneous agreements (other than the Existing Supply Agreements), understandings and communications between the parties relating to the subject matter hereof (including the term sheet dated [*]), which hereafter will have no

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  effect. Subject to Section 2.4, the Existing Supply Agreements will remain in force in accordance with their terms.

         15.15 COUNTERPARTS. The Agreement may be executed simultaneously in counterparts, each of which will constitute an original, but all of which together shall constitute one and the same instrument.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as of the Effective Date.

CONTINENTAL TEVES AG AND CO. OHG

By:      /s/ [*]
   -----------------------------------------
   Its: [*]
      --------------------------------------

Date: March 2, 2004

By:      /s/ [*]
   -----------------------------------------
   Its: [*]
      --------------------------------------

Date: March 2, 2004

SYSTRON DONNER AUTOMOTIVE DIVISION
OF BEI TECHNOLOGIES, INC.

By:      /s/ [*]
   -----------------------------------------
   Its: [*]
      --------------------------------------

Date: March 2, 2004

By:      /s/ [*]
   -----------------------------------------
   Its: [*]
      --------------------------------------

Date: March 2, 2004

                                       [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               TABLE OF SCHEDULES

Schedule A:       Products Supplied under this Agreement

Schedule B:       Target Quantities and Pricing

Schedule C:       Methodology for Setting Price and Burden Rate

Schedule D:       Confidentiality Provisions

Schedule E:       SDAD Patents

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE A

                     PRODUCTS SUPPLIED UNDER THIS AGREEMENT

The products supplied under this contract extension may include:

         ITEM                       SDAD P/N         COMMENTS

         [*]

Subject to the Transition Plan, the following items are supplied under the Existing Agreements:

         [*]                        Entire Product Family

         [*]

         [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE B

                          TARGET QUANTITIES AND PRICING

CT TARGET PRICING

      --------------------------------------------------------------------------
          CY04           CY05         CY06         CY07        CY08         CY09
      --------------------------------------------------------------------------

[*]











[*]






CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SDAD QUOTED PRICING

     --------------------------------------------------------------------------

[*]                                                                         Y09

     --------------------------------------------------------------------------














[*]





NOTES:

1. This analysis represents current configurations and specification.

2. No changes have been assumed in the [*]

3. Price targets are dependant on CT volumes noted above. Volume variances will impact annual negotiated prices.

(Continued)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. Burden rates are dependant on [*]

5. Prices incorporated additional SDAD investment to achieve capacity as established by the joint CT transition team into the[*]

6. Increased volume year over year reflected in above target prices.

7. Nugget price targets were derived utilizing[*]

8. Burden rates for CY04 are the FY04 SDAD annual operating plan rates.

9. Capital assets are depreciated over a [*].

                                     * * * *

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE C

                  METHODOLOGY FOR SETTING PRICE AND BURDEN RATE

PUBLISHING OF CT ANNUAL DEMAND REQUIREMENTS

Continental Teves production demands (both FPV and CPV) on SDAD will be published in accordance with section 3.2 of the contract. This data provides the foundation for SDAD to develop its [*] for the coming year.

DEVELOPMENT OF SDAD ANNUAL OPERATING PLAN

On an annual basis, SDAD develops a detailed operating plan for the next year on a department by department, and account by account basis. This plan includes SG&A costs, which are Selling, General and Administration, as well as Engineering & R&D and corporate allocations. These costs will typically include salaries, fringe benefits, supplies, and materials, depreciation, legal and audit, travel, etc. The other major cost group is Overhead costs, with consists of the manufacturing departments for [*], as well as the support departments for Quality, Materials/Logistics and Manufacturing Engineering and maintenance. These costs will typically include salaries, fringe benefits, (on both direct and indirect employees), manufacturing supplies, depreciation, facilities, repair and maintenance, freight and customs, etc.

These costs are review and approved through all levels of management up through BEI corporate.

CALCULATION OF BURDEN RATE (SG&A AND OVERHEAD RATES)

In general the calculation of burden rates is developed by taking [*]. In developing the overhead rate, [*].

CALCULATION OF SELLING PRICE

The calculation of selling price consists of taking [*]. [*]

CALCULATION OF UNDER-UTILIZATION COSTS

Any under-utilization costs are calculated as per section 5.3 of the contract. The rate that is multiplied against the applicable volume reduction is the fixed burden rate. The fixed burden rate consists of all SG&A, Corporate and fixed overhead rates. The fixed overhead rates, exclude such costs as the fringe benefits of direct employees, and variable manufacturing supplies, as these costs are assumed to fluctuate with volume changes.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE D

                           CONFIDENTIALITY PROVISIONS

This Agreement is effective between

Systron Donner Automotive Division a division of BEI Sensors and Systems Company, having a principal place of business at 2700 Systron Drive, Concord, California 94518-1399 (hereinafter "SDID").

and

Continental Teves AG & CO oHG,

a corporation of Germany, having a principal place of business at 7 Guerickestrasse, 60488 Frankfurt/Main, Federal Republic of Germany (hereinafter "CT").

1.   Information, Documents, Samples

     CT, or their representative, and SDAD, or their representative (hereinafter each "Company" and collectively "Companies") will supply to each other for the purpose of the supply relationship between SDAD and CT concerning Rate Sensor Products

       - various oral information including the SDAD Proprietary Know-How and other Confidential Information (hereinafter "Information") and/or

       - documents such as hardware, firmware, software and related papers, computer printouts, other data carriers, electronic data processing records,

               programs and/or other documents, in particular illustrative media, drawings, descriptions, specifications, reports, cards, microfilms, (hereinafter "Documents") and/or samples or models (hereinafter "Samples").

2.   Confidentiality, Restriction of Use

     The Companies agree to keep confidential all Information and Documents and/or Samples supplied to each other, to keep them under lock and key when stored. The receiving Company will give access to Information, Documents and/or Samples only to those of its employees who need to know. All employees of the receiving Company are obliged to confidentiality, even if they are not directly involved in the project.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.   Property

         The Information and the Documents and/or Samples supplied remain the property of the respective supplier. They are supplied on a lend basis only. The Companies shall return the Documents and/or Samples at any time upon request.

4.   Exceptions

         Notwithstanding any other provisions of this Agreement, the commitment of confidentiality shall not apply to any information which:

         (a) is or becomes publicly known through no wrongful act on the receiving companies' part;

         (b) is already known to the receiving Company at the time of disclosure through the supplying Company or their representative and is designated to be known by the receiving Company without undue delay;

         (c) is received by the Companies from a third party through no wrongful act on the part of the third party or the receiving company or anyone else.

5.   Reproduction

     The Documents and/or Samples supplied may not be reproduced. Only in special cases will the Companies check whether prior express written consent to reproduce the Documents, which may however be withdrawn at any time, can be given. In the event that such consent is withdrawn, the companies shall also return the copies of the Documents upon request.

6.   Conditions of Delivery

     The supplied Information, Documents and/or Samples-are entrusted to each of the Companies pursuant the regulations of the Laws Prohibiting Unfair Competition.

     The Companies may use them solely for the purpose provided or permitted by each other. In particular, the Companies may not use them for manufacturing, or having manufactured, the products concerned for themselves or for third parties and may not dismantle Samples, except as expressly licensed under the Supply Agreement dated January 16, 2004.

7.   Reserve of Rights

     The Companies reserve all rights, including copyrights, in respect of the supplied Samples and/or Information and Documents and the products and parts thereof depicted therein as well as their information contained, at home and abroad, also in the event of a patent being granted or a utility model being registered.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.   Subject Matter

     Nothing contained in this Agreement shall constitute an obligation for either Company to supply specific Information, Documents and/or Samples to the other Company. Nothing in this Agreement shall grant to either Company the right to make commitments to any kind for or on behalf of the other Company. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture or partnership or formal business Organization of any kind. The exchange of Information, Documents and/or Samples hereunder does not constitute or otherwise imply an offer, acceptance, or promise for any-future contract, or amendment to any existing contract between the Companies.

9.   Disclosure to Third Parties

     Unless otherwise provided in this Agreement, the Information, the Documents and any copies thereof and/or the Samples may not be disclosed to third parties without the prior written consent of the respective supplying Company. If the respective supplying Company consents to the disclosure to a third party, the receiving Company shall, prior to such disclosure, make it binding on the third party to abide by the preceding provisions.

10.  Applicable Law

     This Agreement shall be interpreted and ruled in accordance with the Law of the State of Michigan, and place of venue will be in Oakland County, Michigan, USA.

IN WITNESS WHEREOF, the companies have executed this Agreement effective the date of signature of the last of the Companies set forth below.

CONTINENTAL TEVES AG AND CO. OHG         SYSTRON DONNER AUTOMOTIVE DIVISION
                                         OF BEI TECHNOLOGIES, INC.

By: _________________________________    By: ___________________________________

Name: _______________________________    Name: _________________________________

Title: ______________________________    Title: ________________________________

Date: _______________________________    Date: _________________________________

By: _________________________________    By: ___________________________________

Name: _______________________________    Name: _________________________________

Title: ______________________________    Title: ________________________________

Date: _______________________________    Date: _________________________________

By: _________________________________    By: ___________________________________

Name: _______________________________    Name: _________________________________

Title: ______________________________    Title: ________________________________

Date: _______________________________    Date: _________________________________

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE E

                                  SDAD PATENTS

The intellectual property, trade secrets and patents involved in the upcoming contract extension between Systron Donner Automotive Division of BEI Technologies Inc. (SDAD) and Continental Teves (CT) fall into three categories:

1)       Items that relate to SDAD core technologies [*]

All rights to patents, trade secrets and other technology related to the manufacture of these devices shall remain the property of SDAD. CT will procure [*] directly from SDAD. CT will procure [*] with written license permission for procurement from SDAD. Since these items are not licensed to CT, there is no listing of patents in this category.

BEI will provide specifications to CT containing adequate information to perform these procurements. The specifications will not contain detail design characteristics.

2)       Items that relate to final assemblies: [*]

The following patents shall be nonexclusively licensed by SDAD to CT for CT use in [*] in accordance with Section 9.1 of the Agreement.

SDAD patents applicable to Cluster Assemblies are:

         US Patent
                  [*]

         US Patent
                  [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         US Patent
                  [*]

Other intellectual property and trade secrets shall include training and on-going support of CT in the design of final assembly circuit boards and housings that utilize [*]. This information will impart significant proprietary knowledge, including for example [*]. CT will keep this information in confidence for the benefit of SDAD.

3) Items that relate to [*]

The [*] shall be manufactured by SDAD and all intellectual property, patents and trade secrets shall remain the sole property of SDAD. The following patents will be licensed to CT solely for use and distribution of [*] in accordance with Section 9.2 of the Agreement

[*] patents are:

         [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SUCURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      E-2